MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

INDEX SUMMIT 6 ANNUITY

SUMMARY PROSPECTUS FOR NEW INVESTORS

May 1, 2026

This Summary Prospectus summarizes key features of the Index Summit 6® Index-linked Modified Single Premium Deferred Annuity Contract (the “Contract”) issued by MassMutual Ascend Life Insurance Company (“MassMutual Ascend Life” or the “Company”). Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.massmutualascend.com/RILAcompliancedocuments/Index-Summit-6. You can also obtain this information at no cost by calling 1-800-789-6771, by sending an email request to RILAProcessing@mmascend.com, or by sending a written request to us at the following address:

MassMutual Ascend Life Insurance Company

Administrative Office: P.O. Box 5423, Cincinnati OH 45201-5423

The Contract is a complex investment and involves risk, including potential loss of principal and prior earnings. The Contract offers you the opportunity to allocate Purchase Payments to Crediting Strategies for 1-year, 2-year, 3-year or 6-year Terms. The Crediting Strategies include Indexed Strategies and a Declared Rate Strategy. This Contract does not directly participate in any equity, debt, or other investments. See “Appendix A: Investment Options Available Under the Contract” for additional information about each Crediting Strategy.

Indexed Strategies. Indexed Strategies provide returns at the end of a 1-year, 2-year, 3-year, or 6-year period (Term) based, in part, on the rise or fall of an Index, which may be a market index, such as the S&P 500 Index, or the share price of an exchange-traded fund, such as an iShares ETF, by comparing the change in the Index value from the first day of the Term to the last day of the Term.

Each Indexed Strategy provides limited protection from negative Index returns through a Negative Return Factor. At the end of a Term:

•	for a 10% Buffer Strategy, you could lose up to 90% of your original principal and prior earnings;

•	for a 20% Buffer Strategy, you could lose up to 80% of your original principal and prior earnings;

•	for a -10% Floor Strategy, you could lose up to 10% of your original principal and prior earnings; and

•	for a Downside Participation Rate Strategy, you could lose up to 50% of your original principal and prior earnings.

Positive Return Factors may limit the amount you can earn on an Indexed Strategy. Positive return factors can change from one Term to the next, subject to the following minimum rates: The Cap for a Term will never be lower than 1%, the Upside Participation Rate for a Term will never be lower than 5%, and the Trigger Rate for a Term will never be lower than 1%. The Upside Participation Rate for a Term of a Combination Strategy will never be lower than 100% when that Term has a Cap.

We may stop offering any Indexed Strategy at the end of a Term; however, we will always offer the S&P 500 1-year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy.

Declared Rate Strategy. The Declared Rate Strategy earns interest during a Term at a fixed rate we set before that Term begins. Each Term of a Declared Rate Strategy is one year long. The fixed interest rate varies from Term to Term but will never be less than the guaranteed minimum interest rate set out in the Declared Rate Strategy endorsement included in your Contract.

The Contract is not a short-term investment. The Contract and its Crediting Strategies are not appropriate for investors who plan to take withdrawals (including automated withdrawals and required minimum distributions) during the first six Contract Years or who plan to take withdrawals from Indexed Strategies before the end of a Term. Withdrawals could result in Early Withdrawal Charges and negative Daily Value Percentage adjustments. Withdrawals could result in taxes, and if you are under age 59 1⁄2, a penalty tax.

In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings.

You may cancel your Contract within 20 days after you receive it. If you purchase a Contract to replace an existing annuity contract or insurance policy, you have 30 days to cancel the Contract. The right to cancel period may be longer in some states. Upon cancellation, in most states you will receive a full refund of the amount you paid for the Contract. In some states, you will receive your total Account Value as calculated using the Daily Value Percentage, plus fees and charges, which may be more or less than the amount you paid for the Contract. The right to cancel is described more fully in the Right to Cancel section of the prospectus. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

All guarantees under the Contract are the obligations of MassMutual Ascend Life and are subject to the credit worthiness and claims-paying ability of MassMutual Ascend Life.

Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

SPECIAL TERMS

In the prospectus, the following capitalized terms have the meanings set out below.

ACCOUNT VALUE. For each day, the Account Value is the sum of the current values of each Crediting Strategy, plus the current value of the Purchase Payment Account, if any.

ADJUSTED CAP. For a Combination Strategy with a Cap for the Term, the Adjusted Cap is the largest increase in the Index for the Term that is taken into account when determining the gain for the Term. It is equal to the Cap for the Term divided by the Upside Participation Rate for the Term.

ANNUITANT. The natural person or persons on whose life the Annuity Payout Benefit is based.

ANNUITY PAYOUT BENEFIT. A series of periodic payments made under a Payout Option. The terms and conditions are described in the Annuity Payout Benefit section of the prospectus.

ANNUITY PAYOUT INITIATION DATE. The first day of the first payment interval for which payment of an Annuity Payout Benefit is to be made. This is the date we apply your Account Value to the Annuity Payout Benefit and calculate the payment amount.

BENEFICIARY. A person entitled to receive all or part of a Death Benefit that is to be paid under the Contract on account of a death before the Annuity Payout Initiation Date.

BUFFER. For an Indexed Strategy with a Buffer (a “Buffer Strategy”), the Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the loss for the Term. The Buffer is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of the Buffer Strategy that we currently offer with this Contract, the Buffer is either 10% or 20%. In the future, we may offer a new Buffer Strategy with more or less protection against loss than a 10% or 20% Buffer, but we will not offer a new Buffer Strategy with less protection against loss than a 5% Buffer.

CAP. For an Indexed Strategy with a Cap (either a “Cap Strategy” or, if it also has an Upside Participation Rate, a Combination Strategy), the Cap is the maximum increase in the Strategy value over the course of a Term. The Cap (or for a Combination Strategy, the Adjusted Cap) is also used to determine the strike price of the out-of-the-money call option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/index-summit-6) the Cap for each Term of a Cap Strategy or Combination Strategy at least 10 days before the next Term starts. The Cap for a Term will never be less than 1%.

COMBINATION STRATEGY. An Indexed Strategy that has an Upside Participation Rate and may also have a Cap.

CONTRACT. The annuity contract (including applicable endorsements and riders) that is a legally binding agreement between you and MassMutual Ascend Life. In the prospectus, “Contracts” refers to all Index Summit 6 Annuity contracts.

CONTRACT ANNIVERSARY. The date in each year that is the anniversary of the Contract Effective Date. That date is set out in the Contract Specifications of your Contract.

CONTRACT EFFECTIVE DATE. The date as of which the initial Purchase Payment is applied to the Contract. That date is set out in the Contract Specifications of your Contract.

CONTRACT SPECIFICATIONS. The section of your Contract that contains details unique to your Contract.

CONTRACT YEAR. A 12-month period that starts on the Contract Effective Date or on a Contract Anniversary.

CREDITING STRATEGY (STRATEGY). A specified method by which declared interest is set or values are calculated. Each Indexed Strategy and Declared Rate Strategy is a Crediting Strategy. The Crediting Strategies that are currently available are set out in “Appendix A: Investment Options Available Under the Contract”.

DAILY VALUE PERCENTAGE. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. The calculation of Strategy value using the Daily Value Percentage is relevant only if amounts allocated to an Indexed Strategy are not held to the end of the Term because you take a withdrawal, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable. A negative Daily Value Percentage adjustment could result in significant loss, even if the Index is performing positively. For each day of a Term of an Indexed Strategy before the final Market Day of the Term, the Daily Value Percentage is equal to: (1) the Net Option Price for that day; minus (2) the Residual Option Cost for that day; and minus (3) the Trading Cost for that day.

DEATH BENEFIT. An amount that becomes payable if you die before the Annuity Payout Initiation Date and before the date that the Contract is Surrendered. The terms and conditions are described in the Death Benefit section of the prospectus.

DECLARED RATE. A fixed interest rate set by us for a Term of the Declared Rate Strategy. The Declared Rate varies from Term to Term but will be at least equal to the minimum interest required for fixed annuity contracts on the Contract Effective Date under the Standard Nonforfeiture Law of the state in which your Contract is issued, and will never be less than the guaranteed minimum interest rate from 0.15% to 3.0% set out in the Declared Rate Strategy endorsement included in your Contract. At least 10 days before the next Term starts, we will post the Declared Rate for that next Term on our website (www.massmutualascend.com/index-summit-6).

DECLARED RATE STRATEGY. A Crediting Strategy that credits interest at a Declared Rate.

DOWNSIDE PARTICIPATION RATE. For an Indexed Strategy with a Downside Participation Rate (a “Downside Participation Rate Strategy”), the Downside Participation Rate is your share of any fall in the Index for a Term taken into account to determine the Strategy value at the end of the Term. The Downside Participation Rate is also used to determine the Net Option Price that is part of the Daily Value Percentage calculation before the end of the Term. For every Term of each Downside Participation Rate Strategy that we currently offer with this Contract, the Downside Participation Rate is 50%. In the future, we may offer a new Downside Participation Rate Strategy with more or less protection against loss than a 50% Downside Participation Rate, but we will not offer a new Downside Participation Rate Strategy with less protection against loss than a 75% Downside Participation Rate.

EARLY WITHDRAWAL CHARGE. A charge deducted from the Account Value of your Contract if, during the first six Contract Years, you Surrender your Contract or you take a withdrawal (including systematic withdrawals and required minimum distributions) in excess of the Free Withdrawal Allowance. The Early Withdrawal Charge does not apply to a withdrawal that qualifies for the Free Withdrawal Allowance or the amount, if any, that qualifies for another waiver. The Early Withdrawal Charge does not apply to an Annuity Payout Benefit or Death Benefit.

FLOOR. For an Indexed Strategy with a Floor (a “Floor Strategy”), the Floor is the maximum decrease in the value of an Index for a Term that is taken into account when determining the loss for the Term. The Floor is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of a Floor Strategy that we currently offer with this Contract, the Floor is either -10% or 0%. In the future, we may offer a new Floor Strategy that offers more or less protection against loss than a -10% Floor but we will not offer a new Floor Strategy that offers less protection against loss than a -20% Floor.

FREE WITHDRAWAL ALLOWANCE. The total amount that may be taken as a withdrawal or Surrendered during a Contract Year without an Early Withdrawal Charge that might otherwise apply. This amount is described in the Free Withdrawal Allowance section of the prospectus.

INDEX. A stock market index or an exchange-traded fund (ETF) used to calculate the value of an Indexed Strategy. The Index at the start of a Term is its level or price at the Market Close on the first day of that Term. If the first day of that Term is not a Market Day, then the Index at the start of a Term is its level or price at the last Market Close before the first day of the Term. The Index at the end of a Term is its level or price at the final Market Close of that Term.

INDEXED STRATEGY. A Crediting Strategy that provides a return based, in part, on the net change in the level or price of an Index for a Term. The Indexed Strategies that are currently available are set out in “Appendix A: Investment Options Available Under the Contract”.

INVESTMENT BASE. The base amount used to calculate the value of an Indexed Strategy. The Investment Base is the amount applied to an Indexed Strategy at the start of a current Term, adjusted proportionally for any withdrawal during the Term and any related Early Withdrawal Charge. An Investment Base is not used to calculate the value of a Declared Rate Strategy.

MARKET CLOSE. The close of the regular or core trading session on the market used to measure a given Index.

MARKET DAY. Each day that all markets that are used to measure the available Indexes are open for regular trading.

MASSMUTUAL ASCEND LIFE (“WE,” “US,” “OUR”). MassMutual Ascend Life Insurance Company.

NEGATIVE RETURN FACTOR. The Downside Participation Rate, Floor, or Buffer used to determine values for an Indexed Strategy at the end of the Term.

OWNER (“YOU,” “YOURS”). The person(s) who possesses the ownership rights under the Contract. If there is more than one Owner, each Owner will be a joint owner of the Contract and each reference to Owner means joint owners.

PAYOUT OPTION. The form in which an Annuity Payout Benefit or a Death Benefit may be paid. Standard options are described in the Payout Options section of the prospectus.

PERFORMANCE LOCK. An election available for certain specified Indexed Strategies to lock in the Daily Value Percentage for the remainder of a Term of the Indexed Strategy. A Performance Lock election for a Term is effective on the Market Close immediately following our receipt of your Request in Good Order unless you specifically request that it become effective on the second Market Close following our receipt of your Request in Good Order. After the Market Close upon which the Performance Lock becomes effective, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that Market Close. The Indexed Strategy value will still change if there is a change in the Investment Base. You can make a Performance Lock election once per Term and only for specific Indexed Strategies. A Performance Lock election is not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.

POSITIVE RETURN FACTOR. The Cap, Upside Participation Rate, or Trigger Rate used to determine values for an Indexed Strategy at the end of the Term.

PURCHASE PAYMENT. An amount received by us for the Contract. This amount is determined after deducting any taxes withheld from the payment and after deducting any fee charged by the person remitting payment.

PURCHASE PAYMENT ACCOUNT. An account where a Purchase Payment is held until it is applied to a Crediting Strategy on a Strategy Application Date.

REQUEST IN GOOD ORDER. An election or a request that is:

•	complete and satisfactory to us;

•	sent to us on our form or in a manner satisfactory to us, which may, at our discretion, be by telephone or electronic means; and

•	received at our administrative office.

An election or a request is complete and satisfactory when we have received: (1) all the information and legal documentation that we require to process the election or the request; and (2) instructions that are sufficiently clear that we do not need to exercise any discretion to process the election or the request. If you have any questions, you should contact us or your registered representative before submitting your election or your request.

STRATEGY APPLICATION DATE. The 6th and 20th days of each month.

SURRENDER. The termination of your Contract in exchange for its Surrender Value.

SURRENDER VALUE. For each day, the Surrender Value is the Account Value on that day minus the Early Withdrawal Charge that would apply on a Surrender of the Contract. The Account Value will reflect the applicable Strategy values as calculated on that day, which will reflect the Daily Value Percentage whenever Surrender Value is measured before the end of a Term.

TAX-QUALIFIED CONTRACT. An annuity contract that is intended to qualify for special tax treatment for retirement savings. If your Contract is a Tax-Qualified Contract, the cover page of your Contract includes information about its tax qualification. If your Contract is not a Tax-Qualified Contract, the cover page of your Contract will identify it as a “Nonqualified Annuity.”

TERM. The period for which Contract values are allocated to a given Crediting Strategy, and over which interest or values are calculated. Terms are one year long, two years long, three years long, or six years long. Each Term will start and end on a Strategy Application Date. A new Term will start on the date that the preceding Term ends.

TRIGGER RATE. For an Indexed Strategy with a Trigger Rate (a “Trigger Strategy”), the Trigger Rate is the specified rate that is credited to the Strategy value when the Index change (measured at the start and end of the Term) qualifies for the Trigger Rate. In the case of a Performance Trigger Strategy, the Trigger Rate will be credited when the Index change is zero or positive at the end of the Term. In the case of a Dual Performance Trigger Strategy, the Trigger Rate will be credited if the Index change is zero, positive, or negative up to the Buffer at the end of the Term. The Trigger Rate is also used to determine the binary call option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/index-summit-6) the Trigger Rates for each Term of a Trigger Strategy at least 10 days before the next Term starts. The Trigger Rate for a Term will never be less than 1%.

UPSIDE PARTICIPATION RATE. For an Indexed Strategy with an Upside Participation Rate (an “Upside Participation Rate Strategy” or, if it may also have a Cap, a Combination Strategy), the Upside Participation Rate is your share of any rise in the Index for a Term taken into account to determine the Strategy value at the end of the Term. The Upside Participation Rate is also used to determine the Net Option Price that is part of the Daily Value Percentage calculation before the end of the Term. We post on our website (www.massmutualascend.com/index-summit-6) the Upside Participation Rate for each Term of an Upside Participation Rate Strategy or Combination Strategy at least 10 days before the next Term starts. The Upside Participation Rate for a Term will never be less than 5%. The Upside Participation Rate for a Term of a Combination Strategy will never be less than 100% when that Term has a Cap. For example, if the Index return is 10% and the Upside Participation Rate is 5%, then your Indexed Strategy value will only increase by 0.5% (10% times 5%).

OVERVIEW OF THE CONTRACT

Purpose

The MassMutual Ascend Life Index Summit 6 annuity is an individual modified single premium deferred indexed annuity contract that may help you accumulate retirement savings. The Contract is intended for long-term investment purposes. The Contract is a legal agreement between you as the Owner and MassMutual Ascend Life as the issuing insurance company. In the Contract, you agree to make one or more Purchase Payments to us, and we agree to pay the Annuity Payout Benefit to you. The Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently.

Like all deferred annuities, the Contract has two periods. During the Accumulation Period (the period prior to the Annuity Payout Initiation Date), the Contract may accumulate earnings on a tax-deferred basis. During the Annuity Payout Period that begins on the Annuity Payout Initiation Date, we will make payments under the applicable Payout Option.

The Contract may not be available in all states, and may vary in your state. See Appendix C in the Prospectus for state variations. The Contract may not be available through all selling firms or all financial professionals.

Accumulation Period

During the Accumulation Period, the amounts you contribute can be allocated among any of the then available Crediting Strategies, which include Indexed Strategies and the Declared Rate Strategy, and may accumulate earnings on a tax-deferred basis. Additional information about each Crediting Strategy is available in “Appendix A: Investment Options Available Under the Contract”.

Indexed Strategies

The Company will credit gain or loss at the end of the Term to amounts allocated to an Indexed Strategy based, in part, on the performance of the Index. The Owner bears the risk of any gain or loss on amounts allocated to the Indexed Strategies and could lose a significant amount of money if the index declines in value.

The Company limits the negative Index return used in calculating loss for an Indexed Strategy at the end of its Term through the use of one of three Negative Return Factors: a Downside Participation Rate, a Buffer, or a Floor. The Negative Return Factors are generally designed to limit the reduction in the value of the Indexed Strategies at the end of a Term.

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A Downside Participation Rate is the portion of any negative Index change that will decrease your Strategy value at the end of the Term. A 50% Downside Participation Rate causes a decrease in Strategy value at the end of the Term equal to 50% of the negative Index change. For example, if the Index return over the Term is -18%, the value of an Indexed Strategy with a Downside Participation Rate of 50% will decrease by 9% for the Term (50% of the negative Index change).

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A Buffer is the negative Index change to be disregarded when determining Strategy value at the end of the Term. An Indexed Strategy with a 10% Buffer means that your Strategy value will not be affected by the first 10% of any negative Index change, but your Strategy value will decrease by any negative return in excess of -10%. An Indexed Strategy with a 20% Buffer causes the Company to assume the first 20% of any negative Index change, but your Strategy value will decrease by any negative return in excess of -20%. For example, if the Index return over the Term is -18% the value of an Indexed Strategy with a 10% Buffer will decrease by 8% for the Term (the amount that exceeds the Buffer). If the Index return over the Term is -18%, the value of an Indexed Strategy with a 20% Buffer will not change for the Term (there is no amount that exceeds the Buffer).

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A Floor is the maximum percentage decrease in your Strategy value at the end of the Term if there is a negative Index change. An Indexed Strategy with a -10% Floor limits the loss from any negative Index change to 10% when determining the Strategy value at the end of the Term. An Indexed Strategy with a 0% Floor eliminates all loss from any negative Index change when determining the Strategy value at the end of the Term. For example, if the Index return over the Term is -18% and the Floor is -10%, the value of an Indexed Strategy with a -10% Floor will decrease by 10% for the Term (the maximum loss allowed under the Floor).

We may stop offering any Indexed Strategy at the end of a Term; however, we will always offer the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy.

The Company limits the positive Index return used in calculating gain for an Indexed Strategy at the end of its Term through the use of three Positive Return Factors: a Cap, an Upside Participation Rate, or a Trigger Rate. A Term of a Combination Strategy will have an Upside Participation Rate and may also have a Cap. The Positive Return Factors are generally designed to limit the increase in the value of the Indexed Strategies at the end of a Term. You may earn less than the Index returns with a Cap, an Upside Participation Rate, or a Trigger Rate.

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A Cap is the maximum increase in Strategy value over the course of the Term. For example, if the Index return over the Term is 16% (measured from the beginning of the Term to the end of the Term), the value of an Indexed Strategy with a 10% Cap will increase by 10% for the Term (the maximum allowed under the Cap). For a Term of a Combination Strategy with a Cap, the Cap is applied after application of the Upside Participation Rate. For any Cap Strategy or Combination Strategy with a Cap, the Cap will vary from Term to Term, but will never be less than 1%. For any Combination Strategy, the Cap will vary from Term to Term, and some Terms may not have a Cap, but any Cap for a Term will never be less than 1%.

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An Upside Participation Rate is the portion of any positive Index change (measured from the beginning of the Term to the end of the Term) that is taken into account to determine the Strategy value at the end of the Term. For example, if the Index return over the Term is 16%, at the end of the Term the value of an Indexed Strategy with a 75% Upside Participation Rate will increase by 12% for the Term (75% of the increase in the value of the Index). For a Term of a Combination Strategy with a Cap, the Upside Participation Rate is applied prior to application of the Cap. For any Upside Participation Rate Strategy or Combination Strategy, the Upside Participation Rate will vary from Term to Term, but will never be less than 5%. The Upside Participation Rate for a Term of a Combination Strategy will never be less than 100% when that Term has a Cap.

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A Trigger Rate for a Performance Trigger Strategy is the specified increase in the Strategy value when the Index change is zero or positive at the end of the Term. The Trigger Rate for a Dual Performance Trigger Strategy is the specified increase in the Strategy value when the Index change is zero, positive, or negative up to the Buffer at the end of the Term. For example, if the index return over the Term is 16%, the value of an Indexed Strategy with an 11% Trigger Rate will increase by 11% for the Term (the Trigger Rate). For any Trigger Strategy, the Trigger Rate will vary from Term to Term, but will never be less than 1%.

You may earn less than the Index returns with a Cap, an Upside Participation Rate, a combination thereof, or a Trigger Rate.

Declared Rate Strategy

Amounts held under the Declared Rate Strategy are credited with interest daily throughout a Term at a rate we set before that Term begins. This means the interest rate for the Declared Rate Strategy may change for each Term. Each Term of the Declared Rate Strategy is one year long. A Declared Rate will never be less than the guaranteed minimum interest rate from 0.15% to 3.0% set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate set out in the endorsement will never be less than the minimum interest rate required for fixed annuity contracts on the Contract Effective Date under the Standard Nonforfeiture Law of the state in which your Contract is issued. At least 10 days before the next Term starts, we will post the Declared Rate that will apply to the Declared Rate Strategy for that next Term on our website (www.massmutualascend.com). A Declared Rate Strategy will always be available.

Annuity Payout Period

The Annuity Payout Period begins when you annuitize your Contract effective on the Annuity Payout Initiation Date. When you annuitize your Contract, we promise to pay a stream of Annuity Payout Benefit payments for the duration of the period selected. Once Annuity Payout Benefit payments start, you can no longer Surrender the Contract or take a withdrawal, no Death Benefit will be payable under your Contract, your Beneficiary designations will no longer apply, and the Crediting Strategies will no longer be available. The amount payable after death, if any, is governed by the Payout Option you select.

Contract Features

Annuity Payout Benefit (see “Annuity Payout Benefit” section in the prospectus for more details)

When the Contract is annuitized, we promise to pay a stream of Annuity Payout Benefit payments for the duration of the period selected.

Death Benefit (See “Death Benefit” section in the prospectus for more details)

The Death Benefit is payable to your Beneficiaries if there is an applicable death before the Annuity Payout Initiation Date. It is based on the Death Benefit value.

Access to Your Money (See “Cash Benefit” section in the prospectus for more details)

You may Surrender your Contract or take a withdrawal from your Contract at any time before the earlier of (1) the Annuity Payout Initiation Date; or (2) a death for which a Death Benefit is payable. The right to Surrender or take a withdrawal may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

During the first six Contract Years, an Early Withdrawal Charge will apply unless (a) your withdrawal qualifies for the Free Withdrawal Allowance or (b) the withdrawal qualifies for a waiver (as explained in the “Early Withdrawal Charge—Early Withdrawal Charge Waiver” section in the prospectus).

The amount paid upon Surrender is the Surrender Value. A withdrawal from a Crediting Strategy will reduce the Account Value by the amount of the withdrawal, including any taxes and any applicable Early Withdrawal Charge. If you Surrender your Contract or take a withdrawal from an Indexed Strategy on a day that is not the end of a Term, the Strategy value will be calculated using the Daily Value Percentage of the Indexed Strategy (or the locked Daily Value Percentage if you have made a Performance Lock election). The Daily Value Percentage could be negative, which could result in significant loss, even if the Index has risen since the start of the Term.

A withdrawal from an Indexed Strategy will reduce the Investment Base by an amount that is proportional to the reduction in the Strategy value. If the Daily Value Percentage is negative, these proportional reductions could be significantly larger than the dollar amount of the withdrawal. A reduction in the Investment Base for a Term will reduce the gain from any future rise in the Index during that Term.

You may designate the Crediting Strategy or Strategies from which a withdrawal will be taken by a Request in Good Order prior to the date of the withdrawal. If you do not make a designation, we will take the withdrawal in the following order:

•	first proportionally from funds, if any, that then qualify for a waiver of the Early Withdrawal Charge pursuant to the provisions of the Crediting Strategy endorsement;

•	then from the Purchase Payment Account;

•	then proportionally from the Declared Rate Strategies; and

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then proportionally from Indexed Strategies having the shortest Terms (meaning the withdrawal will be taken proportionally from Indexed Strategies with 1-year Terms, and then proportionally from Indexed Strategies with 2-year Terms, and then proportionally from Indexed Strategies with 3-year Terms, and finally from Indexed Strategies having 6-year Terms).

A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit.

The amount withdrawn or paid on a Surrender is subject to income tax to the extent that it represents Contract earnings or pre-tax contributions. If received before age 59 1⁄2, the taxable portion of a withdrawal may also be subject to an additional 10% federal penalty tax.

Free Withdrawal Allowance (See “Free Withdrawal Allowance” section in the prospectus for more details)

The Early Withdrawal Charge does not apply to an amount equal to the Free Withdrawal Allowance. For the first Contract Year, the Free Withdrawal Allowance is an amount equal to 10% of the total Purchase Payments received by us. For each subsequent Contract Year, the Free Withdrawal Allowance is equal to 10% of the Account Value as of the most recent Contract Anniversary.

Automated Withdrawals (See “Automated Withdrawals” section in the prospectus for more details)

You may elect to withdraw money from your Contract under any automated withdrawal program that we offer. Your Account Value must be at least $10,000 in order to make an automated withdrawal election. The minimum amount of each automated withdrawal payment is $100. Automated withdrawals will be taken from the Purchase Payment Account and Indexed Strategies of your Contract in the same order as any other withdrawal. The Contract is intended for long-term investment purposes and the Contract and its Crediting Strategies may not be appropriate for investors who plan to take withdrawals (including automated withdrawals and required minimum distributions) during the first six Contract Years, because of the assessment of Early Withdrawal Charges, or who plan to take withdrawals during Indexed Strategy Terms, because of the application of the Daily Value Percentage.

Performance Lock (See “Indexed Strategy Value After Performance Lock Election” section in the prospectus for more details)

A Performance Lock allows you to lock in the Daily Value Percentage of an eligible Indexed Strategy for the remainder of a Term. You may make a Performance Lock election for any Term or Terms of the S&P 500 Indexed Strategies (excluding the 0% Floor Cap Strategy and the three Trigger Strategies) and the First Trust Barclays Edge Indexed Strategies. For Contracts with a Contract Effective Date on or after May 21, 2025, you may also make a Performance Lock election for any Term or Terms of the Russell 2000 Indexed Strategies. A Performance Lock election is not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.

If you make a Performance Lock election, the Daily Value Percentage will be locked for the remainder of the Term. This means that you will experience flat performance through the remainder of the Term even if the Net Option Value increases, you will not benefit from the continued decline in the Daily Value Percentage, and your ending Strategy value will not be based on the ending Index value on the last day of the Term. As a result, the locked-in Strategy value could be lower than the value you otherwise would have received at the end of the Term. If the Daily Value Percentage is negative at the time of the Performance Lock election, you could be locking in a loss which could be significant.

A Performance Lock election for a Term is effective on the Market Close immediately following our receipt of your Request in Good Order, or, if you specifically request it, on the second Market Close following our receipt of your Request in Good Order. In either case, you will not be able to determine in advance the locked Daily Value Percentage that will apply to the Indexed Strategy at the time you make a Performance Lock election. The Daily Value Percentage at the time the Performance Lock election becomes effective may be higher or lower than it was at the time you submitted your election.

Terminal Illness and Extended Care Waivers (see “Early Withdrawal Charge Waivers” in the prospectus for more details)

In states where permitted, for no additional charge we will waive the Early Withdrawal Charge for all withdrawals and on Surrender of the Contract if the Annuitant or Owner is diagnosed with a terminal illness, as defined by the Waiver, or is confined to a hospital or other long term care facility, and certain other conditions are met. Withdrawals and Surrenders under these waivers may still trigger a Daily Value Percentage adjustment and taxes, and if before age 59 1⁄2, a penalty tax.

Tax Treatment (see “Federal Tax Considerations” in the prospectus for more details)

Your Purchase Payments accumulate value on a tax-deferred basis. Your earnings are not taxed until money is withdrawn from the Contract, such as when you make a withdrawal from or Surrender your Contract, or receive an annuity payment from the Contract, or a death benefit is paid.

Daily Value Percentage Adjustments

Each day before the final Market Day of a Term the value of an Indexed Strategy is equal to the Investment Base increased or decreased by the Daily Value Percentage. Before the end of a Term, if you take a withdrawal, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable, the application of the Daily Value Percentage adjustment may cause your losses to exceed the 0% Floor, the -10% Floor, or the 50% Downside Participation Rate or you will not receive the benefit of the 10% Buffer or 20% Buffer. You could lose a significant amount of money due to a Daily Value Percentage adjustment if amounts are removed from an Indexed Strategy before the end of a Term. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would suffer the loss of 100% of your principal and any prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Early Withdrawal Charge. If you withdraw money from or Surrender your Contract within the first 6 Contract Years, you may be assessed an Early Withdrawal Charge of up to 8% of the amount withdrawn or Surrendered. For example, if you make a withdrawal from or Surrender your Contract within the first 6 Contract Years, you could pay an Early Withdrawal Charge of up to $8,000 on a Contract with an Account Value of $100,000. This loss will be greater if there is a negative Daily Value Percentage adjustment, you also have to pay taxes and, if before age 59 1/2, you are subject to a penalty tax.

Daily Value Percentage. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. If before the end of a Term you take a withdrawal from an Indexed Strategy, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable, the application of the Daily Value Percentage adjustment may result in losses in excess of any Floor, Buffer or Downside Participation Rate applicable to the Indexed Strategy. This loss will be greater if you also have to pay an Early Withdrawal Charge, taxes and, if before age 59 1⁄2, you are subject to a penalty tax. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable. For example, if you allocate $100,000 to an Indexed Strategy with a 6-year Term and Surrender the Contract before the 6 years have ended, you could lose up to $100,000 of your investment.

FEE TABLE CHARGES AND ADJUSTMENTS PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Are There Transaction Charges?	Yes. In addition to Early Withdrawal Fees and the Daily Value Percentage, we reserve the right to charge up to $30 annually if you elect to receive Automated Withdrawals. We do not currently charge for Automated Withdrawals.	FEE TABLE CHARGES AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on Indexed Strategies to the extent that your participation in Index gains is limited by the Company through the use of a Cap, Upside Participation Rate, or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

INDEXED STRATEGIES

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?

Yes. You can lose money by investing in the Contract including loss of principal and previous earnings.

Under the Indexed Strategies, the maximum amount of loss you may experience due to negative Index performance at the end of a Term would be: 90% loss for a 10% Buffer Strategy; 80% loss for a 20% Buffer Strategy; 10% loss for a -10% Floor Strategy; or 0% loss for a 0% Floor Strategy. At the end of a Term for a Downside Participation Rate Strategy, you could lose up to 50% of your original principal and prior earnings. Losses exceeding these amounts may happen before the end of a Term. We may discontinue offering Indexed Strategies with a Buffer or Floor Rate. We will always offer an Indexed Strategy with a 50% Downside Participation Rate.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Is this a Short-Term Investment?

No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

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Amounts withdrawn from the Contract may result in Early Withdrawal Charges and taxes and, if before age 59 1⁄2, may be subject to a penalty tax.

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Amounts removed from an Indexed Strategy before the end of a Term may also result in a negative Daily Value Percentage and loss of positive Index performance. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable.

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Withdrawals from an Indexed Strategy before the end of a Term will proportionally reduce the Investment Base used to calculate the Strategy value through the end of a Term, and this proportional reduction could be larger than the dollar amount of the withdrawal.

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At the end of a Term, ending values of the Strategies for that Term will be reallocated according to your instructions. If you do not send us a reallocation request, your current allocations will automatically continue in the new Term as long as the same Indexed Strategies are available. If an amount cannot be applied to a new Term of that same Indexed Strategy because the Strategy will not be available or because the amount is under the minimum or over the maximum for that Strategy, we will reallocate that amount to another Crediting Strategy as described in the Default Strategy Allocations section of the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT CHARGES AND ADJUSTMENTS STRATEGY SELECTIONS AT TERM END DEFAULT STRATEGY ALLOCATIONS

What Are the Risks Associated with the Investment Options?	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indexed Strategies available under the Contract. Each Crediting Strategy (including the Declared Rate Strategy) will have its own unique risks. You should review the Indexed Strategies before making an investment decision.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDEXED STRATEGIES

	RISKS	Location in Prospectus

A Cap, Upside Participation Rate, combination thereof, or Trigger Rate may limit positive Index returns (e.g., limited upside). You may earn less than the Index returns due to a Cap, Upside Participation Rate, combination thereof, or Trigger Rate.

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The gain for a Term of an Indexed Strategy with a Cap is limited to the Cap. For example, if the Index return over the Term is 16% and the Cap for the Strategy is 10%, the gain for the Term is limited to 10%. For Combination Strategies, the Cap is applied after application of the Upside Participation Rate.

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The gain for a Term of an Indexed Strategy with an Upside Participation Rate is limited by the Upside Participation Rate if the Upside Participation Rate is less than 100%. For example, if the Index return over the Term is 16% and the Upside Participation Rate for the Strategy is 75%, the gain for the Term is limited to 12% (75% of the increase in the value of the Index). For a Term of a Combination Strategy with a Cap, the Upside Participation Rate is applied prior to the application of the Cap.

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The gain for a Term of an Indexed Strategy with a Trigger Rate is limited to the Trigger Rate. For example, if the Index return over the Term is 16% and the Trigger Rate for the Strategy is 11%, the gain for the Term is limited to 11% (the Trigger Rate).

The Downside Participation Rate, Buffer or Floor will limit negative Index returns (e.g., limited protection in the case of market decline). For example:

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The loss for a Term of an Indexed Strategy with a Downside Participation Rate is limited by the Downside Participation Rate. For example, if the Index return over the Term is -18% and the Downside Participation Rate is 50%, the loss for the Term is limited to 9% (50% of the negative Index change).

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The loss for a Term of an Indexed Strategy with a Buffer is limited to the portion of the loss which exceeds the Buffer. For example, if the Index return over the Term is -18% and the Buffer is 10%, the loss for the Term is limited to 8% (the amount that exceeds the Buffer).

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The loss for a Term of an Indexed Strategy with a Floor is limited to the Floor. For example, if the Index return is -18% and the floor is -10%, the loss for the Term is limited to 10% (the maximum loss under the Floor).

Each Index other than the First Trust Barclays Edge Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index. This will reduce the Index return for those Indices and will cause their Index returns to underperform a direct investment in the securities composing the Index. The First Trust Barclays Edge Index is an “excess return index” that subtracts a risk-free interest rate from the price and dividend return of the securities. It also deducts fees and costs when calculating Index performance, which will also reduce the Index return and cause their Index returns to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including obligations under the Indexed Strategies and the Declared Rate Strategy), guarantees, or benefits are subject to the claims paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling 1-800-789-6771.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

	RESTRICTIONS	Location in Prospectus
Are There Limits on the Investment Options?

Yes.

Purchase Payments.

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Additional Purchase Payments after the Initial Purchase Payment are only permitted during the Purchase Payment period, which ends two months after the Contract Effective Date. Unless we agree, an additional Purchase Payment cannot be less than the minimum set out in the Contract Specifications section of your Contract, and cannot cause the total Purchase Payments to exceed the maximum set out in the Contract Specifications section of your Contract.

Transfers and Reallocations.

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You cannot reallocate your value among Crediting Strategies during a Term.

Investment Restrictions.

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The 6-Year Indexed Strategies are only available for a Term that starts in the first Contract Year.

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The 3-Year Indexed Strategies are only available for Terms that begin before the end of the fourth Contract Years.

Our right to change the Indexed Strategies or Indexes

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In the future, we may offer new Indexed Strategies. Any new Buffer Strategy will offer protection against loss at least equal to a 5% Buffer. Any new Floor Strategy will offer protection against loss at least equal to a -20% Floor. Any new Downside Participation Rate Strategy will offer protection against loss at least equal to a 75% Downside Participation Rate.

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For each future Term, we may modify the Positive Return Factor rate for any Indexed Strategy.

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At the end of a Term, we may stop offering any Indexed Strategy other than the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy, which will always be available.

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For future Terms, we may impose minimum or maximum allocations on an Indexed Strategy. No minimum or maximum shall apply to the S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy.

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We have the right to replace or adjust an Index or rate, or the specified market to measure it, if the external market index or rate stops being published or the publication schedule is changed, the calculation of the external market index or rate is changed significantly, the investment fund terminates or there is a significant change in its investment objectives, strategies, or operations, the investment fund or commodity stops being traded on a specified market or the specified market declines in importance, we lose our license or permission to use the index or rate, we determine that hedging instruments are difficult to acquire or the cost of hedging becomes excessive, or under other circumstances approved by regulators. We may do so at the end of a Term or during a Term. The performance of the new or adjusted Index may not be as good as the performance of the old Index. As a result, funds allocated to an Indexed Strategy may earn a return that is lower than the return they would have earned or experience losses greater than the losses they would have experienced if there had been no replacement or adjustment.

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The practical availability of investment options at the time of sale may vary depending on the broker-dealer through which the Contract is sold.

PURCHASING THE CONTRACT INITIAL STRATEGY SELECTIONS DEFAULT STRATEGY ALLOCATIONS INDEX REPLACEMENT APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on Contract Benefits?

Yes.

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A withdrawal must be at least $500 and cannot reduce the Account Value to less than the Minimum Required Value set out in the Contract Specifications section of your Contract.

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An annuitization cannot occur before the first Contract Anniversary. An annuitization for a fixed period cannot be for less than the Minimum Fixed Period Payout set out in the Contract Specifications section of your Contract. Payment amounts under any option must be at least $50 or such higher amount as we may set from time to time.

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A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit.

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If you elect a Performance Lock, you will not be able to reallocate the locked value until the end of a Term.

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If you elect a Performance Lock for an Indexed Strategy with a 2-year, 3-year, or 6-year Term, the Term will always end on the next anniversary of the Term start date even if it otherwise would have continued for one or more additional years.

DEATH BENEFIT ANNUITY PAYOUT BENEFIT INDEXED STRATEGY VALUE AFTER PERFORMANCE LOCK ELECTION
	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Generally, withdrawals will be subject to ordinary income tax, and if before age 59 1⁄2, may be subject to a penalty tax.	FEDERAL TAX CONSIDERATIONS

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to you. The compensation is typically paid as a commission calculated as a percentage of the Purchase Payments received for a Contract. These investment professionals may have a financial incentive to offer or recommend the Contract over another investment.	DISTRIBUTION OF THE CONTRACTS

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION OF THE CONTRACTS

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes the information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Current Charge	Maximum Charge	Brief Description of Restrictions / Limitations
Free Withdrawal Allowance	Allows owner to withdraw some money from the Contract without an Early Withdrawal Charge	No charge	N/A

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Only available during Accumulation Period

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During the first Contract Year, the Free Withdrawal Allowance is 10% of the total Purchase Payments

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After the first Contract Year, the Free Withdrawal Allowance is 10% of the Account Value as of the most recent Contract Anniversary

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Withdrawals will reduce the Contract Value and Death Benefit, perhaps significantly

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Withdrawals from an Indexed Strategy before the end of a Term will trigger a Daily Value Percentage adjustment.

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Withdrawals may be subject to taxes and penalties

Extended Care Waiver	Surrender or withdrawal may be made without an Early Withdrawal Charge if the Owner is confined to a qualifying licensed hospital or long-term care facility for at least 90 days	No charge	N/A

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Only available during the Accumulation Period

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First day of confinement must be after the Contract Effective Date (or for Contracts issued before May 21, 2025, on or after the first Contract Anniversary)

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The confinement must continue for at least 90 consecutive days after the later of the first contract anniversary or the first date of confinement

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Surrender or withdrawal must be at least 90 days after first Contract Anniversary

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Not available in all states

Terminal Illness Waiver	Surrender or withdrawal may be made without an Early Withdrawal Charge or if the Owner is diagnosed with a terminal illness by a physician	No charge	N/A

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Only available during the Accumulation Period

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The diagnosis must be rendered after the Contract Effective Date (or for Contracts issued before May 21, 2025, on or after the first Contract Anniversary)

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Surrender or withdrawal must be on or after first Contract Anniversary

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The Owner’s life expectancy must be less than 12 months from the date of diagnosis

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Not available in all states

Performance Lock	Permits you to lock in the Daily Value Percentage of an Indexed Strategy before the end of the Term.	No charge	N/A

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Only available during the Accumulation Period

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May only be used with S&P 500 Indexed Strategies (excluding the 0% Floor Cap Strategy and Trigger Strategies), the Russell 2000 Indexed Strategies, and the First Trust Barclays Edge Indexed Strategies

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You may only make a Performance Lock election for an eligible Indexed Strategy once per Term.

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A Performance Lock for an Indexed Strategy with a 2-, 3- or 6-year Term will always cause the Term to end on the next anniversary of the Term, regardless of how many years are left in the Term

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If you elect a Performance Lock, you will not be able to reallocate the locked value until the end of a Term.

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Not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025

Standard Benefits
Name of Benefit	Purpose	Current Charge	Maximum Charge	Brief Description of Restrictions / Limitations
Automated Withdrawals	Permits automated withdrawals from the Contract	No charge	$30 annually

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Only available during the Accumulation Period

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Automated withdrawals during the first six Contract Years may be subject to an Early Withdrawal Charge

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Automated withdrawals taken before the end of a Term will be subject to a Daily Value Percentage adjustment

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Automated withdrawals will reduce the amount available under the Free Withdrawal Allowance

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Automated withdrawals could result in significant loss due to taxes and reduce your ability to take full advantage of any positive Index performance at the end of a Term

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Like other withdrawals, if taken from an Indexed Strategy before the end of a Term, automated withdrawals reduce the Strategy’s Investment Base proportionally. The reduction in the Investment Base could be significantly larger than the amount of the withdrawal. You should discuss the impact of taking such withdrawals with your financial professional before electing to do so

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We may discontinue automated withdrawals at any time

BUYING THE CONTRACT

You may purchase a Contract only through a registered representative of a broker-dealer that has a selling agreement with our affiliated underwriter, MM Ascend Life Investor Services, LLC.

Any Owner or Annuitant must be age 80 or younger on the Contract Effective Date. To determine eligibility, we will use the person’s age on his/her last birthday. We may make exceptions with respect to the maximum issue age in our discretion.

The Contract is not available in all states. To find out if it is available in the state where you live, ask your registered representative. The Contract may not be available for purchase during certain periods. There are a number of reasons why the Contract periodically may not be available, including that we may want to limit the volume of sales of the Contract. You may wish to speak to your registered representative about how this may affect your purchase. For example, in order to purchase the Contract, you may be required to submit your application prior to a specific date. In that case, if there is a delay because your application is incomplete or otherwise not in good order, you might not be able to purchase the Contract. Your broker-dealer may impose conditions on the purchase of the Contract, such as a lower maximum issue age, than we or other selling firms impose. In addition, Selling Broker-Dealers may not make certain indexed strategies available. If you have any questions, you should contact your Selling Agent or his or her Selling Broker Dealer. We reserve the right to reject any application at our discretion. We also reserve the right to discontinue the sale of the Contracts at any time.

Purchase Payments

The Contract is a modified single premium annuity contract. This means you may make one or more Purchase Payments during the Purchase Payment period. The Purchase Payment period begins on the Contract Effective Date. It will end two months after the Contract Effective Date.

The initial Purchase Payment must be at least $25,000. Unless we agree, each additional Purchase Payment must be at least $10,000. You will need our prior approval if you want to make total Purchase Payments of more than $1,000,000.

We must receive your initial Purchase Payment on or before the Contract Effective Date. We must receive each additional Purchase Payment on or before the last day of the Purchase Payment period. We will not accept any Purchase Payment that we receive after the date that the Contract is cancelled or Surrendered, or after a death for which a Death Benefit is payable. We deem Purchase Payments mailed to our post office box at P.O. Box 5423, Cincinnati OH 45201-5423, as received by us at our administrative office when the Purchase Payment or the paperwork reaches the applicable processing department located at 191 Rosa Parks Street, Cincinnati OH 45202.

We reserve the right to refuse a Purchase Payment made in the form of a personal check in excess of $100,000. We may accept a Purchase Payment over $100,000 made in other forms, such as EFT/wire transfers, or certified checks or other checks written by financial institutions. We will not accept a Purchase Payment(s) made with cash, money orders, or traveler’s checks.

Exchanges, Transfers, or Rollovers

If you own an annuity or tax-qualified account, you may be able to exchange it for an Index Summit 6 annuity, directly transfer it to an Index Summit 6 annuity, or roll it over to an Index Summit 6 annuity without paying taxes. Before you do, compare the benefits, features, and costs of each annuity or account. You may pay an early withdrawal charge under the old annuity or account. You may pay an early withdrawal charge if you later take withdrawals from your Index Summit 6 annuity. Please note that some financial professionals may have a financial incentive to offer this Contract in place of the one the investor already owns. Ask your registered representative whether an exchange, transfer, or rollover would be advantageous, based on the features, benefits, and charges of the Index Summit 6 annuity.

If you purchase your Contract with an exchange, transfer, or rollover, a delay in processing the exchange, transfer, or rollover may delay the issuance of your new Contract or prevent the application of additional Purchase Payments to your new Contract.

You should only exchange your existing contract for this Contract if you determine after comparing the features, fees, and risks of both contracts that it is preferable for you to purchase this Contract rather than continuing to own your existing contract.

Application of Purchase Payments

Each Purchase Payment will be held in the Purchase Payment Account until it is applied to a Crediting Strategy on a Strategy Application Date pursuant to your instructions. On each Strategy Application Date, we will apply the then current balance of the Purchase Payment Account to the Crediting Strategies you selected. We cannot apply an amount held in the Purchase Payment Account to an Indexed Strategy or Strategies if we do not have complete instructions from you. If you make only one Purchase Payment or you make all of your Purchase Payments before the initial Strategy Application Date, then each Term of each Indexed Strategy will end on the same date in any given year. If you make a Purchase Payment after the initial Strategy Application Date, then your Purchase Payments will be applied to the Indexed Strategies on different Strategy Application Dates. In this case, an Indexed Strategy may have Terms that end on different dates in any given year. The Positive Return Factor rates for each Strategy Application Date may vary. The Positive Return Factor rates for the first Strategy Application Date will be available on our website (www.massmutualascend.com/index-summit-6-pro) on the date you signed the application (as long as we receive the application for the Contract within eight days after the date you sign it) and before the date of any Purchase Payment to which the Positive Return Factor rates will apply. If we receive the application for the Contract within eight days after the date you sign it, we will guarantee the Positive Return Factor rates in effect on the date you signed the application for three Strategy Application Dates from the date of the application.

If we receive the signed application within eight days after the date you sign it, then for 1-year or 2-year Indexed Strategies:

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For an initial Term starting on the first Strategy Application Date on or after the application date, the Positive Return Factor rates will be the Positive Return Factor rates in effect on the date you signed the application.

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For an initial Term starting on one of the next two Strategy Application Dates, the Positive Return Factor rates will be the higher of the Positive Return Factor rates in effect on the date you signed the application or the Positive Return Factor rates otherwise in effect for that Strategy Application Date.

•	For any initial Term starting on a later Strategy Application Date, the Positive Return Factor rates will be the Positive Return Factor rates in effect for that Strategy Application Date.

If we receive the signed application within eight days after the date you sign it, then for 3-year or 6-year Indexed Strategies:

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For an initial Term starting on the first Strategy Application Date on or after the application date or one of the next two Strategy Application Dates, the Positive Return Factor rates will be the Positive Return Factor rates in effect on the date you signed the application.

•	For any initial Term starting on a later Strategy Application Date, the Positive Return Factor rates will be the Positive Return Factor rates in effect for that Strategy Application Date.

If we receive the signed application more than eight days after the date you sign it, then the guarantee does not apply and the Positive Return Factor rates for each Initial Term will be the Positive Return Factor rates in effect for that Strategy Application Date.

We will credit interest daily on amounts held in the Purchase Payment Account at the annual effective rate set out in your Contract. This rate will be at least 0.15%.

In most states, we are required to give back your Purchase Payment(s) if you decide to cancel your Contract during the free look period. If we are required by law to refund your Purchase Payment(s), we reserve the right to hold your Purchase Payment(s) in the Purchase Payment Account until the first Strategy Application Date on or after the end of the free look period. For those States, if you cancel your Contract before that Strategy Application Date, we will refund your Purchase Payment(s) but you will forfeit any interest credited to the Purchase Payment Account or other increase in Account Value.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Surrender

You may Surrender your Contract at any time before the earlier of: (1) the Annuity Payout Initiation Date; or (2) a death for which a Death Benefit is payable. The right to Surrender may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

The amount paid upon Surrender is the Surrender Value. If you Surrender your Contract on a day that is not the end of a Term, the Surrender Value is based on the Daily Value Percentage of each Indexed Strategy (or the locked Daily Value Percentage if you have made a Performance Lock election). The Daily Value Percentage could be negative, which could result in significant loss, even if the Index has risen since the start of the Term.

The amount paid on Surrender is subject to income tax to the extent that it represents Contract earnings or pre-tax contributions. If received before age 59 1⁄2, the taxable portion of the amount paid on Surrender may also be subject to an additional 10% federal penalty tax.

A Surrender must be made by a Request in Good Order. If you Surrender your Contract, the Contract terminates.

Withdrawals

You may take a withdrawal from your Contract at any time before the earliest of: (1) the Annuity Payout Initiation Date; (2) a death for which a Death Benefit is payable; or (3) the date that this Contract is Surrendered. The right to withdraw may be restricted if your Contract is purchased under an employer plan subject to IRC Section 401 (pension, profit sharing, and 401(k) plans), IRC Section 403(b) (tax-sheltered annuity plans), or IRC Section 457(b) (governmental deferred compensation plans).

A withdrawal must be made by a Request in Good Order. The amount of any withdrawal must be at least $500. If the withdrawal would reduce the Account Value to less than the minimum value of $5,000, we will treat the withdrawal request as a request to withdraw the maximum amount that may be taken without reducing your Account Value to less than $5,000.

We will withdraw funds from your Account Value as of the date on which we receive your Request in Good Order or any later specified effective date. You may designate the Crediting Strategy or Strategies from which a withdrawal will be taken by a Request in Good Order prior to the date of the withdrawal. If you do not make a designation, we will take the withdrawal from the Crediting Strategies in the following order:

•	first proportionally from funds, if any, that then qualify for a waiver of the Early Withdrawal Charge pursuant to the provisions of the Indexed Strategy endorsement;

•	then from the Purchase Payment Account;

•	then proportionally from the Declared Rate Strategies, and

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then proportionally from Indexed Strategies having the shortest Term (meaning the withdrawal will be taken proportionally from Indexed Strategies with 1-year Terms, and then proportionally from Indexed Strategies with 2-year Terms, and then proportionally from Indexed Strategies with 3-year Terms, and finally from Indexed Strategies having 6-year Terms).

Effect of Withdrawals

A withdrawal reduces the Account Value, which in turn reduces the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit.

If an Early Withdrawal Charge applies to your withdrawal, your Account Value will be reduced by the amount you receive plus the amount needed to pay the Early Withdrawal Charge.

A withdrawal from an Indexed Strategy other than at the end of a Term will be based on the Daily Value Percentage of the Indexed Strategy (or the locked Daily Value Percentage if you have made a Performance Lock election). The Daily Value Percentage could be negative, which could result in significant loss, even if the Index has risen since the start of the Term. The withdrawal from an Indexed Strategy before the end of a Term will reduce the Investment Base by an amount that is proportional to the reduction in the Strategy value. If the Daily Value Percentage is negative, these proportional reductions could be significantly larger than the dollar amount of the withdrawal. A reduction in the Investment Base for a Term will reduce the gain from any future rise in the Index during that Term.

The amount withdrawn is subject to income tax to the extent that it represents Contract earnings or pre-tax contributions. If received before age 59 1⁄2, the taxable portion of a withdrawal may also be subject to an additional 10% federal penalty tax.

Automated Withdrawals

You may elect to withdraw money from your Contract under any automated withdrawal program that we offer. Your Account Value must be at least $10,000 in order to make an automated withdrawal election. The minimum amount of each automated withdrawal payment is $100. Automated withdrawals will be taken from the Purchase Payment Account and Crediting Strategies of your Contract in the same order as any other withdrawal.

The Contract is intended for long-term investment purposes and the Contract and its Indexed Strategies may not be appropriate for investors who plan to take withdrawals (including automated withdrawals and required minimum distributions) during the first six Contract Years, because of the assessment of Early Withdrawal Charges, or who plan to take withdrawals during Indexed Strategy Terms, because of the application of the Daily Value Percentage.

Subject to the terms and conditions of the automated withdrawal program, you may begin or discontinue automated withdrawals at any time. You must give us at least 30 days’ notice to change any automated withdrawal instructions that are currently in place. Any request to begin, discontinue or change automated withdrawals must be a Request in Good Order. We reserve the right to discontinue offering automated withdrawals at any time.

Currently, we do not charge a fee to participate in an automated withdrawal program. However, we reserve the right to impose an annual fee in such amount as we may then determine to be reasonable for participation in the automated withdrawal program. If imposed, the fee will not exceed $30 annually.

Before electing an automated withdrawal, you should consult with a financial advisor.

•

Automated withdrawals during a Term from an Indexed Strategy will systematically reduce the Investment Base, which will reduce any subsequent increase in the Strategy value due to a positive Daily Value Percentage during that Term or a rise in the applicable Index at the end of that Term. Such reductions could be significant.

•	Automated withdrawals will reduce the amount available under the Free Withdrawal Allowance.

•	Unless a waiver applies, an Early Withdrawal Charge may apply to an automated withdrawal during the first six Contract Years.

•

If taken from an Indexed Strategy before the end of a Term, the value of an Indexed Strategy on an automated withdrawal date will reflect the Daily Value Percentage on that date. Any Strategy value before the end of a Term will almost always be less, perhaps significantly less, than the value suggested by the rise or fall of the Index. In extreme circumstances, an Indexed Strategy may have no value before the end of a Term due to the Daily Value Percentage, meaning that you would suffer the loss of 100% of your principal and any prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable.

•	Automated withdrawals could result in significant loss due to taxes and reduce your ability to take full advantage of any positive Index performance at the end of a Term.

Exchanges, Transfers, and Rollovers

An amount paid on a withdrawal or Surrender may be paid to or for another annuity or tax-qualified account in a tax-free exchange, transfer, or rollover to the extent allowed by federal tax law.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from a Crediting Strategy or from the Contract. Please refer to the Contract Specifications section of your Contract for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses you will pay at the time that you Surrender or make withdrawals from a Crediting Strategy or from the Contract. State premium taxes may also be deducted.

Transaction Expenses	Maximum
Automated Withdrawals	$30 annually
Early Withdrawal Charge (as a percentage of amount withdrawn or Surrendered) (1)	8.00%

(1)

The Early Withdrawal Charge is calculated as a percentage of the amount withdrawn plus any amount needed to cover the Early Withdrawal Fee. If you Surrender your Contract, the amount subject to the Early Withdrawal Charge is your Account Value. We may waive the Early Withdrawal Charge under certain circumstances. See the “Charges and Adjustments” section of the prospectus for more information about the Early Withdrawal Charge and the circumstances in which it may be waived. The charge decreases to zero after 6 years according to the following schedule:

Contract Year	1	2	3	4	5	6	7+
Early Withdrawal Charge Rate	8%	7%	6%	5%	4%	3%	0%

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Indexed Strategy before the expiration of Term.

Contract Adjustments (2)
Daily Value Percentage adjustment Maximum Potential Loss (as a percentage of Strategy value at the start of the Term)	100%

(2)

A Daily Value Percentage adjustment will be applied if you take a withdrawal, Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable before the end of a Term.

In addition to the fees described above, the Positive Return Factors may limit the amount you can earn on the Indexed Strategies. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Strategies currently available under the Contract. We may change the features of the Indexed Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Strategies, and terminate existing Indexed Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.massmutualascend.com/index-summit-6. For additional information about the features of the Indexed Strategies, please see the “Indexed Strategies” section in the prospectus. The practical availability of investment options at the time of sale may vary depending on the broker-dealer through which the Contract is sold. See Appendix D – Financial Intermediary Variations in the Prospectus.

Note: If amounts are removed from an Indexed Strategy before the end of its Term, we will apply a Daily Value Percentage adjustment. This may result in a significant reduction in your Strategy value that could exceed any protection from Index loss that would be in place if you held the Indexed Strategy until the end of the Term. You may not be able to invest in certain Indexed Strategies, as noted below.

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock [4]
S&P 500® [1]	Market Index	1 Year	0% Floor	1% Cap	N/A
S&P 500® [1]	Market Index	1 Year	-10% Floor	1% Cap	Available
S&P 500® [1]	Market Index	1 Year	10% Buffer	1% Cap	Available
S&P 500® [1]	Market Index	1 Year	10% Buffer	1% Trigger Rate	N/A
S&P 500® [1]	Market Index	1 Year	10% Buffer	1% Dual Performance Trigger Rate	N/A
S&P 500® [1]	Market Index	1 Year	20% Buffer	1% Cap	Available
S&P 500® [1]	Market Index	1 Year	20% Buffer	1% Trigger Rate	N/A
S&P 500®	Market Index	1 Year	50% Downside Participation Rate	1% Cap	Available
S&P 500®	Market Index	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	Available
S&P 500®	Market Index	2 Years	50% Downside Participation Rate	1% Cap	Available
S&P 500®	Market Index	2 Years	50% Downside Participation Rate	5% Upside Participation Rate	Available
S&P 500® [2]	Market Index	3 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500® [2]	Market Index	3 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500® [2]	Market Index	6 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500® [2]	Market Index	6 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available
iShares MSCI EAFE ETF[1]	ETF	1 Year	-10% Floor	1% Cap	N/A
iShares MSCI EAFE ETF	ETF	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	N/A
iShares U.S. Real Estate ETF[1]	ETF	1 Year	-10% Floor	1% Cap	N/A
iShares U.S. Real Estate ETF	ETF	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	N/A
SPDR Gold Shares ETF[1]	ETF	1 Year	-10% Floor	1% Cap	N/A
First Trust Barclays Edge[1]	Market Index	1 Year	10% Buffer	5% Upside Participation Rate	Available
First Trust Barclays Edge[1]	Market Index	1 Year	50% Downside Participation Rate	5% Upside Participation Rate	Available
Russell 2000® [3]	Market Index	1 Year	10% Buffer	1% Cap	Available
Russell 2000® [3]	Market Index	1 Year	20% Buffer	1% Cap	Available
Russell 2000® [2]	Market Index	3 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [2]	Market Index	3 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [2]	Market Index	6 Years	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
Russell 2000® [2]	Market Index	6 Years	20% Buffer	5% Upside Participation Rate & 1% Cap	Available

[1]	These Strategies are not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.
[2]

These Strategies are not available for Contracts with a Contract Effective Date before January 7, 2026. They are not available for Contracts issued in California until after regulatory approval is received.

[3]

These Strategies are not available for Contracts with a Contract Effective Date before May 21, 2025. For Contracts issued in California on or after May 21, 2025, these Strategies are not available for Terms beginning before January 7, 2026.

[4]	Performance Lock is not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.

The following eight additional Indexed Strategies are available for Contracts with a Contract Effective Date before February 21, 2026. These Indexed Strategies will continue to be available for Contracts issued in California before a date to be specified by a supplement to this prospectus after regulatory approval of the Combination Strategies is received.

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock
S&P 500®[1]	Market Index	3 Year	10% Buffer	5% Upside Participation Rate	Available
S&P 500®[1]	Market Index	3 Year	20% Buffer	5% Upside Participation Rate	Available
S&P 500®	Market Index	6 Year	10% Buffer	5% Upside Participation Rate	Available
S&P 500®[1]	Market Index	6 Year	20% Buffer	5% Upside Participation Rate	Available
Russell 2000® [2]	Market Index	3 Year	10% Buffer	5% Upside Participation Rate	Available
Russell 2000® [2]	Market Index	3 Year	20% Buffer	5% Upside Participation Rate	Available
Russell 2000® [1]	Market Index	6 Year	10% Buffer	5% Upside Participation Rate	Available [3]
Russell 2000® [1]	Market Index	6 Year	20% Buffer	5% Upside Participation Rate	Available [3]

[1]	These Strategies are not available for Contracts issued in Missouri with a Contract Effective Date before May 21, 2025.
[2]

These Strategies are not available for Contracts with a Contract Effective Date before May 21, 2025. For Contracts issued in California on or after May 21, 2025, these Strategies are not available for Terms beginning before January 7, 2026.

[3]	Performance Lock for the Russell 2000 6-Year Indexed Strategies is not available for Contracts with a Contract Effective Date before May 21, 2025.

The S&P 500 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

The iShares MSCI EAFE ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The iShares US Real Estate ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The SPDR Gold Shares ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in gold bullion.

The First Trust Barclays Edge is an “excess return index” that subtracts a risk-free interest rate from the price and dividend return of the securities. It also deducts fees and costs when calculating Index performance. This will reduce the Index’s return and cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Possible Changes in Indexed Strategies.

The S&P 500 1-Year 50% Downside Participation Rate with Upside Participation Rate Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed above may not be available after the end of the initial Term. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Any new Buffer Strategy will offer protection against loss at least equal to a 5% Buffer. Any new Floor Strategy will offer protection against loss at least equal to a -20% Floor. Any new Downside Participation Rate Strategy will offer protection against loss at least equal to a 75% Downside Participation Rate.

Positive return factors can change from one Term to the next, subject to the following minimum rates: A Cap will never be lower than 1%, an Upside Participation Rate will never be lower than 5%, and a Trigger Rate will never be lower than 1%. Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Contract value.

The following lists the Fixed Account Option currently available under the Contract. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Declared Rate Strategy	1 year	0.15%

The interest rate for the Declared Rate Strategy Rate will never be less than the guaranteed minimum interest rate from 0.15% to 3.0% set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate set out in the endorsement will never be less than the minimum interest rate required for fixed annuity contracts on the Contract Effective Date under the Standard Nonforfeiture Law of the state in which your Contract is issued. For additional information on the Declared Rate Strategy, see the Declared Rate Strategy section of the prospectus.

This Summary Prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000261640